                                                                      Exhibit 99

                             PM HOLDINGS CORPORATION


                         Consent of Prospective Director
                         -------------------------------


         The undersigned hereby consents to be named as a prospective director of PM Holdings Corporation (the "Registrant") in the Registration Statement on Form 10 of the Registrant relating to the Registrant's common stock, $0.01 par value, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                         EXECUTED as of March 14, 2000.




                                            /s/ Craig Scott Bartlett, Jr.
                                            -----------------------------------
                                            Craig Scott Bartlett, Jr., Director

                             PM HOLDINGS CORPORATION


                         Consent of Prospective Director
                         -------------------------------


         The undersigned hereby consents to be named as a prospective director of PM Holdings Corporation (the "Registrant") in the Registration Statement on Form 10 of the Registrant relating to the Registrant's common stock, $0.01 par value, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                         EXECUTED as of March 20, 2000.



                                            /s/ Bradley J. Kerbs
                                            ------------------------------------
                                            Bradley J. Kerbs, Director

                             PM HOLDINGS CORPORATION


                         Consent of Prospective Director
                         -------------------------------

         The undersigned hereby consents to be named as a prospective director of PM Holdings Corporation (the "Registrant") in the Registration Statement on Form 10 of the Registrant relating to the Registrant's common stock, $0.01 par value, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                         EXECUTED as of March 21, 2000.




                                            /s/ Robert Hamwee
                                            ------------------------------------
                                            Robert Hamwee, Director

                             PM HOLDINGS CORPORATION


                         Consent of Prospective Director
                         -------------------------------

         The undersigned hereby consents to be named as a prospective director of PM Holdings Corporation (the "Registrant") in the Registration Statement on Form 10 of the Registrant relating to the Registrant's common stock, $0.01 par value, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                         EXECUTED as of March 18, 2000.




                                            /s/ Robert Cummings, Jr.
                                            ------------------------------------
                                            Robert Cummings, Jr., Director